Exhibit 99.2

July 30, 2012 Dear Shareholders, Q1 was a great start to what we believe should be an outstanding fiscal 2013. We delivered financial results in-line with our expectations and design activity for new devices in both energy and portable audio was very high. In energy, our first generation LED controller continued to ramp in Q1 and we introduced our second family of digital LED controllers, featuring two-channel color mixing, which enables manufacturers to efficiently create warm, natural light, while providing the greatest dimmer compatibility available on the market today. Audio has continued to drive our top-line growth, and we are confident we will be able to add further value in this market through innovation and our ability to execute. Examples of this innovation include our new boosted audio amplifier that is now sampling at multiple customers, and our ultra-low power DSP has continued to gain traction during the quarter with additional shipments expected this fall. We are delighted that our investment in R&D is paying off as multiple new product ramps are expected to drive significant revenue growth this year. In anticipation of more than 70 percent sequential revenue growth in the September quarter and continued significant growth in the December quarter, our supply chain team has been hard at work ensuring that we have the capacity and flexibility necessary to support these ramps. In order to bring innovative and exciting products to new and existing customers we plan to significantly increase our investment in R&D going forward to fully support these customers and broaden our product portfolio. We believe this investment will allow us to grow our revenue and earnings in the future as we bring these new products to established and emerging markets.   Revenue and Gross Margins Revenue for the quarter continued to show year-over-year improvement, increasing seven percent. Our largest customer continues to make up a considerable percentage of our revenue and our relationship with them remains outstanding, with great visibility and ongoing design activity for innovative and challenging projects. While we understand there is intense market interest in our largest customer, in accordance with our policy, we do not discuss specifics about our business relationship. Q2 revenue is expected to grow more than 70 percent sequentially and 54 percent year-over-year, as we begin to ramp a variety of new products. It is frequently challenging to accurately predict the split of revenue between Q2 and Q3 due to the fact that many of our customers are ramping their products for the holiday season, resulting in Q2 backlog that is heavily backend loaded. We have taken this into consideration while forecasting the quarter. As for the December quarter, we expect revenue to be significantly higher than the September quarter.   Gross margins were at the midpoint of our guidance range at 54 percent in Q1. Our guidance for Q2 is slightly lower and is reflective of several significant new product ramps. Going forward we expect our margin to remain in the mid- 50s despite the pricing pressure that is typical in the markets we serve. Operating Expense and Earnings While we continue to invest in key projects in both the audio and energy control markets, our operating expenses for the quarter were slightly below our guidance range due primarily to lower than expected product development expenses. On a year-over-year basis, our R&D increased significantly as planned, contributing to the two-cent decline in non-GAAP earnings per share compared to a year ago. We are pleased our sizable investment in R&D is continuing to deliver substantial revenue growth with multiple product ramps this fall. Going forward, we will continue to increase invest in R&D in an effort to better support new and existing customers and to diversify our product portfolio. Our strategy of focusing on innovative and more   complex products necessitates hiring additional engineers, more tape-outs, and an increased investment in development tools. Therefore, we expect our operating expenses, mainly associated with R&D spending, will continue to grow sequentially. Our non-GAAP target for combined R&D and SG&A expenses is 35 percent of revenue; however, we expect to be significantly under-spending relative to this target as revenue grows in Q2 and for the balance of our fiscal year. Taxes During the quarter we recorded a GAAP tax expense of $3.6 million, which includes $3.4 million of non-cash expense associated with our deferred tax asset. We have approximately $139 million of deferred tax assets remaining on our balance sheet. For fiscal 2013 we continue to expect our effective quarterly cash tax rate to be less than four percent. Capacity and Supply Chain Update As we expected, Q1 ending inventory increased substantially, up 73 percent sequentially to $96.8 million, as multiple new products entered into full production in anticipation of a sharply higher level of revenue beginning in Q2. While there are challenges associated with growing inventory to this level, our supply chain team has done an excellent job working closely with our foundry and backend partners to ensure capacity. We expect additional revenue growth in Q3 as we continue to ramp for new products. As a result, we estimate the value of Q2 ending inventory to grow by more than 50 percent sequentially. As we previously reported, we have taken several additional measures to help ensure capacity and the flexibility necessary to invest in our business, including a $100 million revolving credit agreement; however, given our current projected cash flow and   strong cash balance of $167 million, we do not anticipate utilizing our revolving line of credit at this time. Company Strategy Cirrus Logic’s strategy has been to focus on providing innovative custom products that solve challenging problems for the leaders in the various markets we serve. We have successfully developed strong engineering relationships with our customers, expanded into new products and increased content per box through the addition of new features and the integration or elimination of external components. Employing this strategy in energy, we worked with leading OEMs in the lighting space as we developed our first digital LED lighting controller. This process allowed us to focus our efforts on solving real problems in the market as we deployed our technology enabling near 100 percent dimmer compatibility. Our first controller is now shipping in a European LED light bulb from Philips, and we are actively broadening this business with multiple leaders in lighting. We currently expect to be shipping in several A19 lamps (the typical US light bulb form factor) later this year. In addition to the new two-channel color- mixing controller we announced in May, we also recently taped out our third generation LED controller. This device offers the same dimmer compatibility enhancements of our current solution, while also helping our customers reduce the overall bill of materials in each bulb. We are thrilled with our progress and continue to expect to ship 5-10 million units in fiscal 2013. In audio, our investment and innovation in low-power signal processing continues to help drive new opportunities in consumer handheld devices, including tablets, which benefit from our mixed signal processing expertise. We are experiencing solid design activity with our new boosted audio amplifier, which is currently sampling at numerous potential new customers, and our ultra-low power DSP is shipping in a variety of portable devices.   We are also announcing today that we have entered into an agreement to sell the assets associated with the Apex Precision Power products located in Tucson, Arizona, for approximately $26 million. Acquired in 2007, this group is focused on the design and manufacture of hybrid modules for power operational amplifiers, PWM amplifiers, and precision voltage references. The hybrid product line has been successful from a financial perspective, with roughly 80 employees generating approximately $5 million in quarterly revenue and associated operating expenses of roughly $1.4 million per quarter, which includes $400 thousand of amortization of intangibles. More importantly, the Apex acquisition allowed us to develop a high voltage/high power IC design team in Tucson, which we will retain. While we expect the hybrid product lines to be stable and profitable for many years, this transaction will allow the Company to maintain our razor sharp focus on higher growth businesses. We expect this transaction to close within the next 45 days, subject to certain standard closing conditions. Summary and Guidance Looking to next quarter, we expect the following results: . Revenue to range between $170 million and $190 million; . Gross margin to be between 52 percent and 54 percent; . Combined R&D and SG&A expenses to range between $49 million and $53 million, including approximately $6 million in share-based compensation and amortization of acquired intangibles expenses. We are extremely excited about the tremendous growth beginning in Q2. We’ve maintained excellent relationships with our existing customers and our investment in R&D continues to pay off as we ramp a variety of audio and energy products into high volume production, while at the same time introduce further new products into the market. Our product development teams remain hard at work on other projects and opportunities such as our best-in-class dual channel LED controller, our third generation LED controller, our audio amplifier that enables speaker protection, as well as our portable DSP. These catalog   products are in addition to the custom products we are developing for a range of customers across our businesses. We remain focused on our strategy of identifying growing markets that are aligned with our capabilities and passion, establishing business relationships with leading companies in those markets and developing custom or semi-custom ICs for some of the world’s coolest products. Our ability to increase content with existing customers and expand our product portfolio into exciting new markets will help drive diversified growth in the coming years. Looking further ahead to the December quarter, we expect revenue to significantly exceed our target growth rate as multiple new audio and energy product ramps continue to accelerate. We expect FY13 to be an outstanding year for Cirrus Logic and our long term shareholders. Sincerely, Jason Rhode Thurman Case President and Chief Executive Officer Chief Financial Officer   Conference Call Q&A Session Cirrus Logic management will host a live Q&A session today at 5 p.m. EDT to answer questions about the Company’s financial results and business outlook. Shareholders who would like to submit a question to be addressed during this session are requested to email the company at investor.relations@cirrus.com. A live webcast of the Q&A session can be accessed on the Cirrus Logic website, and a replay will be available approximately two hours following its completion, or by calling (719) 457-0820, or toll-free at (888) 203-1112 (Access Code: 98762608). Use of Non-GAAP Measures This shareholder letter and its attachments include references to non-GAAP financial information, including operating expenses, net income, operating margin and diluted earnings per share. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. Safe Harbor Statement Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements, including our estimates of second and third quarter fiscal year 2013 revenue, gross margin, combined research and development and selling, general and administrative expense levels, share-based compensation expense, amortization of acquired intangible expenses, and ending inventory, as well as estimates for fiscal year 2013 annual revenue growth rate, combined R&D and SG&A expenses, and inventory increases. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the following: the level of orders and shipments during the   Jun. 30,Mar. 31,Jun. 25,201220122011Q1'13Q4'12Q1'12Audio products80,747$ 90,522$ 71,120$ Energy products18,259 20,109 21,122 Net revenue99,006 110,631 92,242 Cost of sales45,566 48,284 44,533 Gross Profit53,440 62,347 47,709 Research and development24,910 24,105 18,767 Selling, general and administrative18,059 17,254 14,606 Other expenses (proceeds)- 100 - Total operating expenses42,969 41,459 33,373 Total operating expenses as a percent of revenue43.4%37.5%36.2% Operating income 10,471 20,888 14,336 Operating income (loss) as a percent of revenue10.6%18.9%15.5% Interest income, net127 139 154 Other income (expense), net(23) 45 (17) Income before income taxes10,575 21,072 14,473 Provision (benefit) for income taxes3,648 (29,755) 5,295 Net income6,927$ 50,827$ 9,178$ Basic income per share:0.11$ 0.79$ 0.14$ Diluted income per share:0.10$ 0.75$ 0.13$ Weighted average number of shares: Basic64,470 64,213 67,099 Diluted68,529 67,913 70,445 See notes to Consolidated Condensed Statement of OperationsPrepared in accordance with Generally Accepted Accounting PrinciplesCIRRUS LOGIC, INC. CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS(unaudited) (in thousands, except per share data) Three Months Ended second and third quarter and complete fiscal year 2013, as well as customer cancellations of orders, or the failure to place orders consistent with forecasts; our ability to introduce and ramp production of new products in a timely manner; and the risk factors listed in our Form 10-K for the year ended March 31, 2012, and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise. Summary financial data follows:   Jun. 30,Mar. 31,20122012(unaudited) ASSETSCurrent assetsCash and cash equivalents84,312$ 65,997$ Restricted investments- - Marketable securities82,359 115,877 Accounts receivable, net49,262 44,153 Inventories96,790 55,915 Deferred tax asset53,139 53,137 Other current assets14,574 16,508 Total Current Assets380,436 351,587 Long-term marketable securities- 2,914 Property and equipment, net85,337 66,978 Intangibles, net18,457 18,241 Goodwill6,027 6,027 Deferred tax asset85,721 89,071 Other assets9,300 9,644 Total Assets585,278$ 544,462$ LIABILITIES AND STOCKHOLDERS' EQUITYCurrent liabilitiesAccounts payable75,507$ 38,108$ Accrued salaries and benefits10,956 13,634 Other accrued liabilities9,498 14,015 Deferred income on shipments to distributors7,158 7,228 Total Current Liabilities103,119 72,985 Long-term restructuring accrual- - Other long-term obligations4,159 5,620 Stockholders' equity: Capital stock1,013,442 1,008,228 Accumulated deficit(534,682) (541,609) Accumulated other comprehensive loss(760) (762) Total Stockholders' Equity478,000 465,857 Total Liabilities and Stockholders' Equity585,278$ 544,462$ Prepared in accordance with Generally Accepted Accounting Principles(in thousands) CIRRUS LOGIC, INC. CONSOLIDATED CONDENSED BALANCE SHEET   Jun. 30,Mar. 31,Jun. 25,201220122011Net Income ReconciliationQ1'13Q4'12Q1'12GAAP Net Income6,927$ 50,827$ 9,178$ Amortization of acquisition intangibles353 353 353 Stock based compensation expense4,173 3,451 2,442 Other expenses (proceeds) *- 263 - Provision (benefit) for income taxes3,355 (30,310) 4,984 Non-GAAP Net Income14,808$ 24,584$ 16,957$ Earnings Per Share ReconciliationGAAP Diluted income per share0.10$ 0.75$ 0.13$ Effect of Amortization of acquisition intangibles0.01 0.01 0.01 Effect of Stock based compensation expense0.06 0.05 0.03 Effect of Other expenses (proceeds) *- - - Effect of Provision (benefit) for income taxes0.05 (0.45) 0.07 Non-GAAP Diluted income per share0.22$ 0.36$ 0.24$ Operating Income ReconciliationGAAP Operating Income10,471$ 20,888$ 14,336$ GAAP Operating Margin11%19%16% Amortization of acquisition intangibles353 353 353 Stock compensation expense - COGS118 113 89 Stock compensation expense - R&D2,243 1,753 1,043 Stock compensation expense - SG&A1,812 1,585 1,310 Other expenses (proceeds) *- 263 - Non-GAAP Operating Income14,997$ 24,955$ 17,131$ Non-GAAP Operating Margin15%23%19% Operating Expense ReconciliationGAAP Operating Expenses42,969$ 41,459$ 33,373$ Amortization of acquisition intangibles(353) (353) (353) Stock compensation expense - R&D(2,243) (1,753) (1,043) Stock compensation expense - SG&A(1,812) (1,585) (1,310) Other expenses (proceeds) *- (263) - Non-GAAP Operating Expenses38,561$ 37,505$ 30,667$ * Other expenses (proceeds) may contain certain items such as litigation expenses , proceeds from a patent agreement, restructuring items, and impairments of non-marketable securities. Three Months EndedNon-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. CIRRUS LOGIC, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION(unaudited, in thousands, except per share data) (not prepared in accordance with GAAP)